Exhibit 10.32

EXECUTION COPY

NINTH AMENDMENT AGREEMENT

Dated as of June 30, 2009

by and among

RESIDENTIAL FUNDING COMPANY, LLC,

as Borrower,

GMAC MORTGAGE, LLC,

as Borrower,

RESIDENTIAL CAPITAL, LLC AND CERTAIN OTHER

AFFILIATES OF THE BORROWERS PARTY HERETO,

as Guarantors or Obligors,

and

GMAC LLC,

as Initial Lender and as Lender Agent

and

Certain Other Financial Institutions and Persons from

time to time party hereto as Lenders

Ninth Loan Agreement Amendment

This NINTH AMENDMENT AGREEMENT (this “Agreement”), dated as of June 30, 2009 (the “Amendment Effective Date”), is by and among Residential Funding Company, LLC, a Delaware limited liability company (“RFC”), GMAC Mortgage, LLC, a Delaware limited liability company (“GMAC Mortgage” and, together with RFC, each a “Borrower” and, collectively, the “Borrowers”), Residential Capital, LLC and the other Affiliates of the Borrowers party hereto as Guarantors (each, a “Guarantor”), the Affiliates of the Borrower party hereto as obligors, and GMAC LLC, a Delaware limited liability company, in its capacity as Initial Lender and as agent for the Lenders (in such capacity, the “Lender Agent”).

Reference is hereby made to the Loan Agreement dated as of June 4, 2008 among the Borrowers, the Guarantors, the Initial Lender, the Lender Agent, the various other parties signatory thereto as obligors, the financial institutions and other Persons that are or may from time to time become parties thereto as Lenders and Wells Fargo Bank, N.A. (as amended and modified through the date hereof, the “Loan Agreement”).

RECITALS

1. Each of the parties hereto is a party to the Loan Agreement.

2. The parties hereto desire to make certain amendments to the Loan Agreement.

3. Each of the parties hereto, by its signature hereto, hereby acknowledges, consents and agrees to the matters set forth herein.

4. In consideration of the premises and mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINED TERMS

SECTION 1.1 Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Loan Agreement.

ARTICLE II

AMENDMENTS TO THE LOAN AGREEMENT

SECTION 2.1 Amendment to the Loan Agreement. Each of the parties hereto hereby consents and agrees that Section 4.02(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(b) The Borrowers shall designate one or more of the Sales Proceeds Accounts as “Servicing Advances Accounts”. Any amounts received in respect of the repayment of Primary Collateral consisting of Servicing Advances received by an Obligor shall be deposited in the Servicing Advances Accounts no later than the Applicable Deposit Date and shall be held in the Servicing Advances Accounts pending application of such proceeds in accordance with this Section 4.02(b). No funds other than Net Cash Proceeds of Collateral Dispositions with respect to Servicing Advances or amounts received in respect of the

Ninth Loan Agreement Amendment

repayment of Primary Collateral consisting of Servicing Advances shall be deposited in the Servicing Advances Accounts. The Borrowers may withdraw Collections (other than Net Cash Proceeds) on deposit in the Servicing Advances Accounts, provided that no Default has occurred and is continuing and no Default would result from such withdrawal, (i) to make Servicing Advances with respect to Eligible Servicing Advances Agreements (which Servicing Advances, for the avoidance of doubt, shall constitute Primary Collateral), (ii) to make prepayments of any Loan in accordance with Section 2.09, or (iii) prior to July 30, 2009 or such later date as designated in writing by the Lender Agent for other corporate purposes, subject to the requirements that (A) the aggregate amount withdrawn and not re-deposited pursuant to this clause (iii) shall not at any time exceed the Excess Amount, (B) the Borrowers shall provide the Lender Agent with prior written notice of any such withdrawals or deposits, along with a certification of compliance with the terms of this Section 4.02(b) in the form attached as Exhibit 2.03(c) or such other format acceptable to the Lender Agent and (C) based on ResCap Treasury’s reasonable estimate in accordance with its prior practices for calculations under this Agreement, no Borrowing Base Deficiency would result from such withdrawal. The Borrowers covenant and agree to deposit (i) any amounts withdrawn in excess of the Excess Amount within one (1) Business Day of knowledge or notice that the aggregate outstanding amount of such withdrawals is in excess of the Excess Amount or such later date as agreed by the Lender Agent in writing, (ii) all amounts withdrawn pursuant to clause (iii) of the immediately preceding sentence back in the applicable Servicing Advances Accounts no later than July 31, 2009 or such later date as designated in writing by the Lender Agent.

SECTION 2.2 New Definitions. Schedule 1.01 to the Loan Agreement is hereby amended by adding the following new definition in the appropriate alphabetical location therein:

“Excess Amount” means, initially $150,000,000, or at any time, such other amount then most recently determined by the Lender Agent in writing, it being understood and agreed that (i) the Lender Agent may, in its sole discretion, change the Excess Amount no more frequently than once every thirty (30) days and (ii) the Borrowers and the Lender Agent may, by mutual written agreement, change the Excess Amount at any time.

SECTION 2.3 New Exhibit. The Loan Agreement is hereby amended by adding a new Exhibit 2.03(c) thereto in the form attached hereto as Exhibit A.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1 Amendment Effective Date. This Agreement and the provisions contained herein shall become effective as of the Amendment Effective Date.

2	Ninth Loan Agreement Amendment

SECTION 3.2 Opinions and Other Deliverables. The Obligors covenant and agree to deliver or cause to be delivered (a) opinions of counsel to the Obligors with respect to the transactions contemplated hereby, which opinions shall be in form and substance satisfactory to the Lender Agent, on or before July 8, 2009 and (b) such other documents, including but not limited to the Obligors’ board resolutions approving this Agreement, as the Lender Agent may reasonably request, which documents will be in form and substance satisfactory to the Lender Agent, on or before July 15, 2009. The Obligors acknowledge and agree that the Lender Agent may, upon the failure to deliver any of the items set forth in clauses (i) and (ii) above in the timeframes set forth therein, declare an Event of Default.

ARTICLE IV

NOTICES, ACKNOWLEDGEMENTS, CONFIRMATION AND REPRESENTATIONS

AND WARRANTIES

SECTION 4.1 Notice. Each party hereto hereby acknowledges timely notice of the execution of this Agreement and of the transactions and amendments contemplated hereby. Each party hereto hereby waives any notice requirement contained in the Loan Agreement or the Facility Documents with respect to the execution of this Agreement.

SECTION 4.2 Reservation of Rights. The Obligors each hereby acknowledge and agree that none of this Agreement, the making of any loan under the Loan Agreement by a Lender and Lender’s or the Lender Agent’s consent thereto either before or after the Amendment Effective Date shall constitute (w) an approval of the accuracy of all or any portion of any Borrower funding request or related certification, (x) a waiver or forbearance by a Lender or the Lender Agent under any of the Facility Documents, (y) the acceptance by any Lender or the Lender Agent of any course of conduct by any Obligor or any other Person or (z) an agreement by a Lender or the Lender Agent to amend any of the Facility Documents without all required approvals or related certification. The Obligors each hereby further acknowledge and agree that the Lenders and the Lender Agent reserve all rights, remedies and options under the Facility Documents to require either Borrower to satisfy in all respects the conditions relating to the making of any loan under the Facility Documents and each Obligor to perform all of its obligations under the Facility Documents which are then due and owing or are susceptible of performance, as the case may be.

SECTION 4.3 Confirmation of the Facility Documents. The Obligors each hereby acknowledge and agree that, except as herein expressly amended, the Loan Agreement and each other Facility Document (each as amended as of the date hereof) are each ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms. Without limiting the foregoing, each Obligor ratifies and reaffirms (a) its grant of a security interest in all the Collateral pledged by it, and represents, confirms and agrees that such security interest is a first priority perfected security interest (subject to Permitted Liens) securing all Obligations and (b) all of its other obligations under the Facility Documents executed and delivered by it. As of the Amendment Effective Date, each reference in the Loan Agreement to “this Agreement” or in any other Facility Document to the “Loan Agreement” shall mean the Loan Agreement as amended by this Agreement, and as hereinafter amended or restated.

3	Ninth Loan Agreement Amendment

SECTION 4.4 Representations and Warranties. By its signature hereto, each Obligor hereby represents and warrants that, before and after giving effect to this Agreement, as follows:

(a) Its representations and warranties set forth in the Facility Documents (each as amended as of the date hereof) are true and correct as if made on the date hereof, except to the extent they expressly relate to an earlier date; and

(b) No Default has occurred and is continuing.

ARTICLE V

MISCELLANEOUS

SECTION 5.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT).

SECTION 5.2 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original and each party hereto expressly waives its rights to receive originally executed documents) and all of which when taken together shall constitute one and the same agreement.

SECTION 5.3 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

SECTION 5.4 Entire Agreement. This Agreement, the Loan Agreement and the other Facility Documents embody the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understanding relating to the matters provided for herein.

SECTION 5.5 Captions. The various captions in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

SECTION 5.6 Severability. If any provision of this Agreement, or the application thereof to any party or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any jurisdiction), the remaining terms of this Agreement, modified by the deletion of the unenforceable invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms of this Agreement so long as this Agreement, as so modified, continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the deletion of such portion of this Agreement will not substantially impair the respective expectations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.

4	Ninth Loan Agreement Amendment

SECTION 5.7 SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY OF MANHATTAN OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY DOCUMENT DELIVERED PURSUANT HERETO BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO ITS RESPECTIVE ADDRESS SPECIFIED AT THE TIME FOR NOTICES UNDER THIS AGREEMENT OR TO ANY OTHER ADDRESS OF WHICH IT SHALL HAVE GIVEN WRITTEN OR ELECTRONIC NOTICE TO THE OTHER PARTIES. THE FOREGOING SHALL NOT LIMIT THE ABILITY OF ANY PARTY HERETO TO BRING SUIT IN THE COURTS OF ANY JURISDICTION.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

5	Ninth Loan Agreement Amendment

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RESIDENTIAL FUNDING COMPANY, LLC, as Borrower

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

GMAC MORTGAGE, LLC, as Borrower

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

S-1	Ninth Loan Agreement Amendment

GMAC LLC, as Lender Agent and as Initial Lender

By:	/s/ David C. Walker
Name:	David C. Walker
Title:	Business Unit Treasury Executive

S-2	Ninth Loan Agreement Amendment

Acknowledged and Agreed: RESIDENTIAL CAPITAL, LLC, as Guarantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Assistant Treasurer

GMAC RESIDENTIAL HOLDING COMPANY, LLC, as Guarantor

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

GMAC-RFC HOLDING COMPANY, LLC, as Guarantor

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

HOMECOMINGS FINANCIAL, LLC, as Guarantor

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

S-3	Ninth Loan Agreement Amendment

Acknowledged and Agreed: RESIDENTIAL MORTGAGE REAL ESTATE HOLDINGS, LLC, as Obligor

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

RESIDENTIAL FUNDING REAL ESTATE HOLDINGS, LLC, as Obligor

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasuer

HOMECOMINGS FINANCIAL REAL ESTATE HOLDINGS, LLC, as Obligor

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

EQUITY INVESTMENT I, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

DEVELOPERS OF HIDDEN SPRINGS, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

S-4	Ninth Loan Agreement Amendment

DOA HOLDING PROPERTIES, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RFC ASSET HOLDINGS II, LLC, as Obligor

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

PASSIVE ASSET TRANSACTIONS, LLC, as Obligor

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

GMAC MODEL HOME FINANCE I, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

EQUITY INVESTMENT IV, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

S-5	Ninth Loan Agreement Amendment

AMERILAND, LLC, as Obligor By: REG-PFH, LLC, its sole member

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

REG-PFH, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

HOME CONNECTS LENDING SERVICES, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

MINT I, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

MINT I VFN HOLDINGS, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

GMACR MORTGAGE PRODUCTS, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

S-6	Ninth Loan Agreement Amendment

DITECH, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RESIDENTIAL CONSUMER SERVICES, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

GMAC MORTGAGE USA CORPORATION, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

S-7	Ninth Loan Agreement Amendment

RFC ASSET MANAGEMENT, LLC as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RFC SFJV-2002, LLC, as Obligor By: RFC ASSET MANAGEMENT, LLC, its sole member

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RCSFJV2004, LLC, as Obligor By: RFC ASSET MANAGEMENT, LLC, its sole member

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

S-8	Ninth Loan Agreement Amendment

EXHIBIT A

Exhibit 2.03(c)

SERVICING ADVANCE ACCOUNT CERTIFICATE

[  ], 200[  ]

Reference is hereby made to that certain Loan Agreement, dated as of June 4, 2008 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Residential Funding Company, LLC and GMAC Mortgage, LLC as borrowers (the “Borrowers”), Residential Capital, LLC and the other affiliates of the Borrowers party thereto as guarantors, the affiliates of the Borrowers party thereto as obligors, GMAC LLC, as initial lender (the “Initial Lender”), the financial institutions and other persons that are or may from time to time become parties thereto as lenders, Wells Fargo Bank, N.A. as first priority collateral agent and GMAC LLC, as agent for the Initial Lender and the lenders (in such capacity, the “Lender Agent”). Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Loan Agreement.

This certificate is being delivered by the Borrowers to the Lender Agent in compliance with Section 4.02(b)(iii)(B) of the Loan Agreement. The Borrowers hereby certify that:

(a)	[the Borrowers intend to withdraw $[ ] of Collections relating to Servicing Advances (other than Net Cash Proceeds) currently on deposit in the Servicing Advances Accounts (the “Withdrawal”);]

(b)	[the Borrowers intend to re-deposit $[ ] of amounts previously withdrawn;]

(c)	the aggregate amount withdrawn and not re-deposited pursuant to Section 4.02(b)(iii) plus the amount of the Withdrawal shall not exceed the Excess Amount as of the date hereof. Such amount withdrawn and not re-deposited as of the date hereof is $[ ];

(d)	as of the date hereof, no Default has occurred and is continuing, and no Default would result from the Withdrawal; and

(e)	based on ResCap Treasury’s reasonable estimate in accordance with its prior practices for calculations under the Loan Agreement, no Borrowing Base Deficiency will result from the Withdrawal.

[Remainder of Page Intentionally Left Blank]

Exhibit A-1	Ninth Loan Agreement Amendment

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the date first set forth above.

GMAC MORTGAGE, LLC, as Borrower

By:
Name:
Title:

RESIDENTIAL FUNDING COMPANY, LLC, as Borrower

By:
Name:
Title:

Exhibit A-2	Ninth Loan Agreement Amendment